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                                                                    EXHIBIT 10.8










                               THE HULL GROUP INC.
                       1999 SPECIAL RESTRICTED STOCK PLAN
















                              Mayer, Brown & Platt
                                Chicago, Illinois





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                               THE HULL GROUP INC.

                                   Certificate

     I, ____________, ____________ of The Hull Group Inc. having in my custody and possession the corporate records of said corporation, do hereby certify that attached hereto is a true and correct copy of The Hull Group Inc. 1999 Special Restricted Stock Plan as in effect as of _____________, 1999.

     WITNESS my hand this ___ day of ___________, 1999.




                                          --------------------------
                                                 As Aforesaid




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                               THE HULL GROUP INC.
                       1999 SPECIAL RESTRICTED STOCK PLAN


1. Purpose. The purpose of The Hull Group Inc. 1999 Special Restricted Stock Plan (the "Plan") is to retain the services of and motivate certain key employees of The Hull Group Inc. ("Hull") by awarding to such employees equity-based incentives. Upon the conversion of Hull Trading Company, L.L.C. to a corporation (the "Conversion"), the limited liability company membership interests ("Interests") outstanding under the [NAME OF PREDECESSOR PLAN] (the "Prior Plan") as of the Conversion will be automatically converted to Awards (as defined in subsection 6.1) hereunder as described in subsection 5.4.

2.   Administration.

     2.1. Administration by Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of Hull (the "Committee"), which Committee shall consist of two or more persons who constitute "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the meaning of Treas. Reg. ss. 1.162-27(e)(3).

     2.2. Authority. Subject to the provisions of the Plan, the Committee shall have the authority to (a) manage and control the operation of the Plan, (b) conclusively interpret and construe the provisions of the Plan, and prescribe, amend and rescind rules, regulations and procedures relating to the Plan, (c) make Awards under the Plan, in such amounts and subject to such restrictions, limitations and conditions as it deems appropriate, (d) modify the terms of, cancel and reissue, or repurchase outstanding Awards, (e) prescribe the form of agreement, certificate or other instrument evidencing any Award under the Plan, (f) correct any defect or omission and reconcile any inconsistency in the Plan or in any Award hereunder, (g) extend the vesting date of any Award under the Plan, (h) accelerate the vesting date of any Award under the plan, and (i) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of the Plan. The determination of the Committee on matters within its authority shall be conclusive and binding on Hull and all other persons.

3. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the key employees of Hull those persons who will be granted one or more Awards under the Plan and thereby become "Participants" in the Plan. Individuals whose Interests under the Prior Plan are converted to Awards under the Plan as of the Conversion shall also be "Participants" in the Plan for periods on and after the Conversion.



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4.   Definition of Fair Market Value. For purposes of the Plan, the "Fair Market
     Value" of a share of common stock of Hull ("Stock") as of any date shall be the closing market composite price for such Stock as reported on the Nasdaq National Market on that date or, if Stock is not traded on that date, on the immediately preceding date on which Stock was traded. In the event that the Stock is not listed for trading on a national exchange or or quoted on an inter-dealer quotation system, the Fair Market Value shall be determined by the Committee.

5.   Shares Subject to the Plan; Conversion of Interests.


     5.1. Number of Shares Reserved. Subject to the provisions of subsection 5.3, a total of 1,066,667 shares of Stock are reserved for issuance under the Plan.



     5.2. Reusage and Reversion of Shares.


          (a) In the event of the termination of any Award under the Plan (by reason of forfeiture, expiration, cancellation, surrender or otherwise), that number of shares of Stock that was subject to the Award but not delivered shall again be available for Awards under the Plan.

          (b) Notwithstanding the provisions of paragraph (a), the following shares shall not be available for reissuance under the Plan: (i) shares with respect to which the Participant has received the benefits of ownership (other than voting rights), either in the form of dividends or otherwise; and (ii) shares which are withheld from any Award under the Plan to satisfy tax withholding obligations (as described in subsection 7.3).

          (c) To the extent that, upon termination of the Plan, any shares of Stock remain available for issuance hereunder, such shares shall be distributed pro rata to the individuals who initially contributed the Interests for issuance under the Prior Plan.


     5.3. Adjustments to Interests or Shares Reserved. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Stock or other change in the structure or capitalization affecting the Stock, the type and number of shares of Stock, as applicable, which are or may be subject to Awards under the Plan and the terms of any outstanding Awards shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of benefits awarded or to be awarded to Participants under the Plan.



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     5.3. Conversion of Interests. Upon the Conversion, any Interests then outstanding under the Prior Plan shall be cancelled and shall be substituted with shares of Stock which are subject to the same restrictions as the Interests for which the shares are substituted. The conversion of Interests to shares of Stock shall be done in conformity with the same methodology used to convert unrestricted Interests into shares of Stock in connection with the Conversion.

6.   Awards.

     6.1. Definition. Subject to the terms of this Section 6, an "Award" under the Plan means a grant of shares of Stock which are subject to the restrictions of this Section 6. The term "Award" shall also include any Interests which are converted to shares of Stock under the Plan in accordance with subsection 5.4. The period beginning on the date of grant of an Award and ending on the vesting or forfeiture of such award is referred to as the "Restricted Period". Interests which are converted to shares of Stock under the Plan in accordance with subsection 5.4 shall be considered to have been granted as an Award under the Plan as of the date of the Conversion.

     6.2. Terms and Conditions of Awards. Awards under the Plan shall be subject to the following terms and conditions:

          (a) Awards will vest in equal annual installments over a period of five years, beginning on the first anniversary of the date the Award is granted; provided, however, that no portion of an Award will vest after the Expiration Date (as defined in paragraph (b)) and, the Award will become fully vested upon the death of the Participant.

          (b) The "Expiration Date" of an Award will be the earliest of (i) the date on which the Participant's employment with Hull terminates for any reason, (ii) the ten year anniversary of date on which the Award is granted, or (iii) such other date specified by the Committee at the time of grant.

          (c) Beginning on the date an Award is granted and including any applicable Restricted Period, the Participant, as owner of the shares of Stock subject to the Award shall have the right to vote such shares; provided, however, that payment of dividends with respect to shares of Stock shall be subject to the following:

               (i) Prior to the date that a Participant has a fully earned and vested right to the shares of Stock comprising an Award, the Committee, in its sole discretion, may award Dividend Rights (as defined below) with respect to such shares.



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               (ii)  On and after the date that a Participant has a fully earned and vested right to the shares of Stock comprising an Award, but before the shares have been distributed to the Participant, the Participant shall be entitled to Dividend Rights with respect to such shares, at the time and in the form determined by the Committee.

               (iii) On and after date that a Participant has a fully earned and vested right to the shares of Stock comprising an Award, and the shares have been distributed to the Participant, the Participant shall have all dividend rights (and other rights) of a stockholder with respect to such shares.


          A "Dividend Right" with respect to shares of Stock comprising an Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a share of Stock multiplied by the number of such shares. Dividend Rights shall be settled in cash or in shares of Stock, as determined by the Committee, shall be payable at the time and in the form determined by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

7.   Miscellaneous.

     7.1. Effective Date; Duration. The Plan shall be effective upon the later of its adoption by the Board of Directors of Hull (the "Board") or its approval by the stockholders of Hull (the "Effective Date"). The Plan shall automatically terminate in accordance with Section 9 upon the fifth anniversary of the Effective Date.

     7.2. Limit on Distribution. Distribution of shares of Stock under the Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the Plan, Hull shall have no liability to deliver any shares of Stock under the Plan unless such delivery would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

          (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.


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          (c)  To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any securities exchange or similar entity.


     7.3. Withholding. Hull may require any Participant to pay to Hull the amount of tax required by law to be withheld with respect to any Award under the Plan. In addition, the Committee may, in its discretion and subject to such rules as it may adopt from time to time, permit a participant to elect to have Hull withhold from any Award under the Plan (or to have Hull accept from the participant), for tax withholding purposes, shares of Stock, valued at their fair market value, but in no event shall the fair market value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the minimum Federal, state and local marginal tax rates then in effect that are applicable to the Participant and to the particular transaction.

     7.4. Transferability. Awards under the Plan are not transferable except as designated by a Participant by will or by the laws of descent and distribution.

     7.5. Notices. Any notice or document required to be filed with the Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of Hull, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

     7.6. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     7.7. Agreement With Hull. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with Hull in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     7.8. Limitation of Implied Rights.




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           (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of Hull whatsoever, including, without limitation, any specific funds, assets, or other property which Hull, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to benefits or amounts, if any, payable under the Plan, unsecured by any assets of Hull. Nothing contained in the Plan shall constitute a guarantee by Hull that the assets of Hull shall be sufficient to pay any amounts or benefits to any person.

           (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of Hull, nor any right or claim to any benefit or payment under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of Hull prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights.

      7.9. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     7.10. Gender and Number. Where the context admits, words in one gender shall include the other gender, words in the singular shall include the plural and the plural shall include the singular.


8.   Change in Control.


     8.1. Acceleration. Except as otherwise provided in the Plan or any agreement reflecting the applicable Award, upon a Participant's termination of employment by Hull for reasons other than cause within 24 months following the occurrence of a Change in Control, all Stock Awards shall become fully vested.

     8.2. Definition of Change in Control. For purposes of the Plan, the term "Change in Control" means a change in the beneficial ownership of Hull's voting stock or a change in the composition of the Board which occurs as follows:


           (a) any "Person" (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than Hull, any entity owned, directly or indirectly, by the stockholders of Hull in substantially the same proportions as their ownership of stock of Hull, and any trustee or other fiduciary holding


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               securities under an employee benefit plan of Hull or its
               subsidiaries or such proportionately owned corporation) becomes through acquisitions of securities of Hull after the Effective Date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Hull representing 40% or more of the combined voting power of Hull's then outstanding securities having the right to vote for the election of directors;

           (b) the stockholders of Hull approve a merger or consolidation of Hull with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Hull outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of Hull or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of Hull (or similar transaction) in which no Person acquires more than 15% of Hull's then outstanding securities having the right to vote for the election of directors;

           (c) the stockholders of Hull approve a plan of complete liquidation of Hull or an agreement for the sale or disposition by Hull of all or substantially all of Hull's assets (or any transaction having a similar effect); or

           (d) during any 24 month period, individuals who at the beginning of such period constitute the board of directors of Hull, and any new director (other than a director designated by a Person who has entered into an agreement with Hull to effect a transaction described in paragraph (a), (b) or (c) of this subsection 12.2) whose election by the board or nomination for election by Hull's stockholders was approved by a vote of at least two- thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.





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9.   Amendment and Termination. The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 5.3 (relating to certain adjustments to shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board; provided, however, that the Plan shall automatically terminate upon the fifth anniversary of the Conversion and, upon such termination, any shares of Stock which have been reserved for issuance under Plan and which have not been issued shall be transferred to the individual(s) who originally contributed the Interests under the Prior Plan which were converted into shares of Stock under the Plan as of the Conversion. Notwithstanding the foregoing or any other provision of the Plan or any Award agreement, the Board or the Committee may amend the Plan or the terms of any Award to the extent it deems necessary to preserve pooling-of-interest accounting treatment for any transaction which is intended to be accounted for through such accounting method.















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